UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item 1. Report to Shareholders

Virginia Tax-Free Bond Fund	August 31, 2014

The views and opinions in this report were current as of August 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Municipal bond prices rose and yields fell in the six-month period ended August 31, 2014. Municipal debt moved roughly in tandem with long-term Treasuries, whose interest rates declined—despite the Federal Reserve’s tapering of its asset purchases—due to increased geopolitical risks and concerns about sluggish global economic growth. Steady demand for munis and limited supply were also favorable factors. The Virginia Tax-Free Bond Fund recorded a good gain and outperformed its benchmark in the first half of our fiscal year, and the fund’s longer-term relative performance record remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy grew briskly at an estimated 4.2% annualized rate in the second quarter of 2014, rebounding strongly from a weather-related 2.1% contraction in the first quarter. Household spending and business fixed investment have been increasing, but the housing market recovery remains sluggish. Job growth has been solid, as evidenced by the unemployment rate’s decline to 6.1% in August. However, as Federal Reserve officials have noted, this may understate how much slack there is in the labor market.

The central bank continued reducing its purchases of Treasuries and agency mortgage-backed securities in the last six months, trimming its monthly purchases in $10 billion increments following its monetary policy meetings. The Fed is planning to halt its asset purchases in October, and we believe that short-term interest rate increases are likely to begin around mid- to late 2015. If the labor market continues to strengthen more quickly than Fed officials expect, short-term rates could start rising sooner.

The Treasury and municipal yield curves flattened over the last six months: Long-term yields declined, while short- and intermediate-term yields increased. Money market yields remained anchored near 0.00% by the Fed’s commitment to keep the fed funds rate very low “for a considerable time” after the Fed stops purchasing securities. High-quality 30-year municipal yields fell more than the 30-year Treasury yield in our reporting period; for most of the last few months, they were lower than the 30-year U.S. government bond yield. Nevertheless, long-term munis remain attractive versus taxable bonds as an alternative for fixed income investors.

As of August 31, 2014, the 3.03% yield offered by a 30-year tax-free bond rated AAA was about 98% of the 3.08% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.21% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal issuance in the first eight months of 2014—approximately $203 billion, according to The Bond Buyer—was notably lower than issuance in the same period of 2013. In fact, new supply since mid-2013 has been somewhat limited, as last year’s increase in long-term interest rates made it less attractive for municipalities to borrow and refinance older debt. Outflows from the municipal market persisted throughout the second half of 2013, as rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends have reversed in 2014 as cash flows have returned to the market. High yield portfolios have received a significant portion of the flows.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the cyclical pattern has been slower and more uneven than in the past, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we continue to have longer-term concerns about the willingness and ability of some states to address sizable pension obligations and other retirement benefits.

The deteriorating fiscal situation in the Commonwealth of Puerto Rico hangs over the broader muni market. Puerto Rico’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. Near the end of June, the commonwealth’s legislature approved a bill that would allow the territory’s public corporations, such as the Puerto Rico Electric Power Authority (PREPA), to restructure their debts; Puerto Rico’s general obligation (GO) bonds were not directly affected by the legislation. Since that time, PREPA reached an agreement with creditors to delay payments on nearly $700 million in bank loans until March 2015. However, PREPA’s long-term credit fundamentals remain poor, and restructuring looms. Overall, we believe the market will absorb a PREPA restructuring without disruption.

In terms of sector performance, revenue bonds outperformed local and state GOs. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, the hospital, industrial development/pollution control, and transportation segments were among the best-performing areas, as investors favored higher-yielding issues. While hospital revenue bonds are expensive relative to recent levels, we believe there is still some value in select names. There was little difference in the performance of most other revenue segments. Housing and special tax revenue bonds trailed but still produced good returns.

Virginia Market News
Virginia’s economy is solid, even as the commonwealth is facing headwinds due to its economic linkages to the federal government. Virginia’s 5.4% unemployment rate in July was down from 5.7% a year earlier and was still well below the 6.2% national rate. Recent readings on demographic trends remain favorable. Virginia’s population has grown steadily, and Virginians remain relatively wealthy, with per capita personal income in 2012 ranking eighth among the states.

The commonwealth’s fiscal position also continues to compare favorably with that of other states. Virginia’s Revenue Stabilization Fund held $928 million, or 5.2% of revenues, as of June 30, 2013 (the latest data available). Another $30 million has been allocated to create a Federal Action Contingency Trust Fund to prepare for federal spending reductions.

For the fiscal year that just ended on June 30, 2014, general fund receipts slowed by $438 million, dropping 2.6% below expectations. While Governor McDonnell had trimmed expenses this past December to compensate for the revenue slowdown apparent at that time, weakness in revenues continued during the second half of the year. Newly elected Governor McAuliffe and Virginia’s General Assembly finalized the biennial budget for 2015–2016 on time; however, it did not adequately take the revenue shortfall into account. Governor McAuliffe is reevaluating the budget, including reprioritizing goals and making plans for supplemental budgetary action, which could include some drawdown of reserves and cuts of 5% to 7% from the budgets of some government agencies. Virginia enjoys a favorable reserve profile and ample internal liquidity, with just over $4 billion of primary liquidity as of June 30, 2014. State officials have been proactive in managing Virginia’s finances, and we continue to take comfort in their solid record of fiscal stewardship.

Virginia’s debt burden has grown but is still manageable. The commonwealth has $10.7 billion of total net tax-supported debt outstanding, ranking it in the top third among states when measured by debt per capita and debt relative to personal income, according to Moody’s. While Virginia does not face as dire a crisis in pension liabilities as some other states, the unfunded portion of its pension system has been growing. As of June 30, 2012 (the most recent data available), the Virginia Retirement System was funded at 66% on an actuarial basis. Unfunded liabilities associated with other post-employment benefits were relatively modest compared with other states. The state’s relatively favorable fiscal position continues to be reflected in its credit ratings. GO bonds issued by Virginia are rated AAA by all three major rating agencies and carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned 4.50% in the six months ended August 31, 2014, outpacing its Lipper peer group average. Our performance relative to our peer group benefited from our emphasis on revenue bonds, our allocations to particular sectors, and our low fees. Our conservative interest rate positioning detracted from returns slightly, and our lack of exposure to Puerto Rico hampered our relative returns as bonds from the commonwealth recovered somewhat over the past six months. (Based on cumulative total return, Lipper ranked the Virginia Tax-Free Bond Fund 7 of 34, 5 of 32, 7 of 30, and 3 of 23 funds in the Virginia municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended August 31, 2014, respectively. Past performance cannot guarantee future results.)

We invested cautiously and deliberately in the low interest rate environment of the last six months. Overall, we kept the portfolio’s holdings skewed toward longer-maturity bonds, though at modestly reduced levels than in the past. We also increased our allocation to cash and short-term investments a bit; in particular, we added to several high-quality holdings maturing in the three- to five-year range, including Virginia College Building Authority and Commonwealth of Virginia GOs. Reducing our longer-term holdings has lessened the portfolio’s interest rate sensitivity, which is reflected in the slight decline in the fund’s duration. Our weighted average maturity also declined somewhat. This positioning detracted modestly from relative performance over the past six months as long-term interest rates declined. While we are not currently forecasting a sharp move higher in rates, we expect to maintain a tilt in the portfolio toward this slightly more conservative profile as we expect the upward pressure on rates will resume over the next year or two. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our sector strategy was little changed over the past six months, but we made notable additions to our holdings in the health care sector. We added bonds for the Valley Health System in Winchester and Mary Washington Healthcare in Fredericksburg, among others. We have long kept a fairly high allocation to health care issuers, which have been a perennial source of high income in the municipal market. More generally, we continued our emphasis on revenue sectors, favoring the relative security of specific claims on revenues versus the generic pledges of taxing power associated with GOs. Revenue sectors have also typically provided more yield.

Our lack of exposure to Puerto Rico—a boon for relative returns in prior periods—detracted from relative returns over the past six months. We expect that it will be difficult for Puerto Rico and its public corporations to escape a restructuring that will be painful to bondholders, as we discuss in more detail in the Outlook section. However, Puerto Rico’s ability to complete a large capital raise and its continual efforts to reform its fiscal policy and rejuvenate its economy provided some short-term stability for its high-yielding bonds.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income—though we acknowledge that it has become more challenging to find attractive yields outside of Puerto Rico and other distressed segments of the market. We remain concerned about the potential for rising rates, but we believe that further rate increases will be at a more measured pace than what we witnessed last year—in part because the economic contraction in the first quarter of 2014 is tempering full-year growth expectations. We also believe that short- and intermediate-term rates could be more volatile than long-term rates as we approach the first Fed rate hike. When making investment decisions, we consider the forward-looking projections of rates and yield curves from our interest rate strategy and economics teams, and we will continue to be careful with any portfolio changes that might materially increase our portfolios’ interest rate sensitivity.

Fundamentally, the credit environment for municipalities is generally sound and should improve with the economy. Economic growth and higher income and sales tax revenues are providing some support for state and local governments, and a healthier real estate market should lead to higher property tax revenues for local governments. Taking a longer view, we remain concerned about state and local government liabilities such as pension benefits and retiree health care costs. While most municipal governments maintain balanced budgets, fewer municipalities have addressed these longer-term liabilities in a meaningful way. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

Detroit and Puerto Rico have generated negative headlines at times over the past year, and while they have taken steps to improve their finances that have generally been welcomed by the market, they could adversely affect the muni market in the period ahead. We continue to monitor Detroit’s bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case. Detroit’s bankruptcy trial is scheduled to begin in September, as the city seeks a judge’s approval of its restructuring plan. The outlook for Puerto Rico, which was downgraded to below investment grade in the first quarter, deteriorated dramatically at the end of June. Puerto Rico’s new law permitting public corporation debt restructurings led to sweeping credit rating downgrades in late June and early July, and it raises significant doubts about the commonwealth’s longstanding promises to meet its financial obligations. Our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky yet significant issuer of municipal bonds. However, given the magnitude of Puerto Rico’s debt and its broad ownership by institutional investors, additional negative credit events involving the commonwealth have the potential to trigger broad selling and disruptions in the municipal market. While we are not predicting such an outcome, we would use it as an opportunity to find and buy good municipal credits.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires that all bond funds calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 8/31/14	Year Ended 2/28/14	2/28/13	2/29/12	2/28/11	2/28/10
NET ASSET VALUE						
Beginning of period	$ 11.78	$ 12.34	$ 12.13	$ 11.18	$ 11.57	$ 10.91
Investment activities						
Net investment income[(1)]	0.21	0.43	0.43	0.46	0.49	0.48
Net realized and unrealized gain / loss	0.32	(0.56)	0.20	0.95	(0.40)	0.67
Total from investment activities	0.53	(0.13)	0.63	1.41	0.09	1.15
Distributions						
Net investment income	(0.21)	(0.43)	(0.42)	(0.46)	(0.48)	(0.48)
Net realized gain	–	–	–	–	–	(0.01)
Total distributions	(0.21)	(0.43)	(0.42)	(0.46)	(0.48)	(0.49)
NET ASSET VALUE						
End of period	**$ 12.10**	**$ 11.78**	**$ 12.34**	**$ 12.13**	**$ 11.18**	**$ 11.57**

Ratios/Supplemental Data

Total return[(2)]	**4.50%**	**(0.99)%**	**5.32%**	**12.87%**	**0.76%**	**10.69%**
Ratio of total expenses to average net assets	0.47%[(3)]	0.48%	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.45%[(3)]	3.64%	3.48%	3.97%	4.20%	4.23%
Portfolio turnover rate	3.8%	9.6%	11.7%	12.6%	21.9%	14.1%
Net assets, end of period (in millions)	$ 955	$ 906	$ 1,030	$ 933	$ 757	$ 773

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
MUNICIPAL SECURITIES 99.6%		
VIRGINIA 89.4%		
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 4.625%, 1/1/32	3,500	3,457
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 5.00%, 1/1/42	2,950	2,962
Alexandria, 5.00%, 6/15/22 (Prerefunded 6/15/16) (1)	1,915	2,076
Alexandria, 5.00%, 6/15/23 (Prerefunded 6/15/16) (1)	2,915	3,160
Alexandria IDA, Episcopal High School, 4.00%, 1/1/25 (2)	400	445
Alexandria IDA, Episcopal High School, 4.00%, 1/1/26 (2)	415	458
Alexandria IDA, Episcopal High School, 4.00%, 1/1/30 (2)	265	283
Alexandria IDA, Episcopal High School, 4.00%, 1/1/35 (2)	1,500	1,567
Alexandria IDA, Episcopal High School, 4.50%, 1/1/33	3,610	3,868
Alexandria IDA, Episcopal High School, 4.75%, 1/1/36	1,450	1,570
Alexandria IDA, Episcopal High School, 5.00%, 1/1/29 (Prerefunded 1/1/15) (1)	3,690	3,751
Alexandria IDA, Episcopal High School, 5.00%, 1/1/40	2,920	3,192
Amelia County IDA, Waste Management 0.625%, 4/1/27 (Tender 4/1/15)(3)	2,150	2,152
Arlington County, GO, 5.00%, 8/1/16	1,075	1,172
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/31	8,640	9,627
Bedford County Economic Dev. Auth., Public Fac. 5.25%, 5/1/31 (Prerefunded 5/1/16) (1)(4)	2,160	2,338
Botetourt County, Glebe, 6.00%, 7/1/44	3,000	2,919
Capital Region Airport Commission, 4.00%, 7/1/19	600	672
Capital Region Airport Commission, 4.00%, 7/1/20	1,160	1,299
Capital Region Airport Commission, 4.00%, 7/1/24	1,000	1,100
Capital Region Airport Commission, 4.25%, 7/1/21	500	568
Capital Region Airport Commission, 5.00%, 7/1/23	600	722
Capital Region Airport Commission, VRDN, 0.05%, 6/1/35	1,570	1,570
Charles City County IDA, Waste Management, IDRB 1.875%, 4/1/27 (3)	3,000	3,030

Chesapeake Bay Bridge & Tunnel Dist., 5.50%, 7/1/25 (4)	6,235	7,342
Chesapeake Toll Road, STEP, 7/15/40	3,875	2,459
Chesterfield County, Public Improvement, GO, 5.00%, 1/1/25	3,750	4,216
Chesterfield County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/42 (5)	7,030	7,602
Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, 5.00%, 5/1/23	4,930	5,505
Fairfax, 5.00%, 1/15/30 (Prerefunded 1/15/15) (1)	2,000	2,037
Fairfax County, Public Improvement, Series A1, GO 5.00%, 4/1/15	3,000	3,087
Fairfax County, Public Improvement, Series A2, GO 5.00%, 4/1/15	1,500	1,543
Fairfax County Economic Dev. Auth., Goodwin House 5.00%, 10/1/22	4,000	4,317
Fairfax County Economic Dev. Auth., Goodwin House 5.125%, 10/1/37	8,250	8,548
Fairfax County Economic Dev. Auth., Joint Public Use Project 5.00%, 5/15/25 (Prerefunded 5/15/16) (1)	6,100	6,587
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/29	1,390	1,548
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/30	1,815	2,012
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/31	2,855	3,141
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/36	12,650	13,692
Fairfax County Economic Dev. Auth., Special Project Route 28 4.50%, 4/1/36	4,550	4,754
Fairfax County Economic Dev. Auth., Vinson Hall 5.00%, 12/1/47	3,000	3,063
Fairfax County IDA, Inova Health, 5.00%, 5/15/25	2,750	3,065
Fairfax County IDA, Inova Health, 5.00%, 5/15/28	3,000	3,428
Fairfax County IDA, Inova Health, 5.00%, 5/15/40	20,965	23,388
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	8,725	9,790

Fairfax County IDA, Inova Health, VRDN, 0.03%, 5/15/26	2,465	2,465
Fairfax County IDA, Inova Health, VRDN, 0.03%, 5/15/35	8,530	8,530
Fairfax County IDA, Inova Health, VRDN, 0.07%, 5/15/35	2,800	2,800
Fairfax County Redev. & Housing Auth., 5.00%, 10/1/39	3,515	3,798
Fairfax County Water Auth., 4.00%, 4/1/29	3,925	4,194
Fairfax County Water Auth., 5.80%, 1/1/16 (6)	1,575	1,643
Fauquier County IDA, Fauquier Hosp., 5.00%, 10/1/27 (Prerefunded 10/1/17) (1)	400	455
Fauquier County IDA, Fauquier Hosp., Series A, 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	195	223
Fauquier County IDA, Fauquier Hosp., Series B, 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	2,670	3,055
Fredericksburg, GO, 4.75%, 7/15/37	7,790	8,480
Fredericksburg Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.00%, 6/15/29	1,600	1,760
Fredericksburg Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.00%, 6/15/33	1,250	1,354
Fredericksburg Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.25%, 6/15/19	2,875	3,233
Fredericksburg Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.25%, 6/15/21	2,345	2,663
Fredericksburg Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.25%, 6/15/23	2,600	2,957
Giles County IDA, Hoechst Celanese, PCR, 5.95%, 12/1/25 (3)	1,610	1,611
Giles County IDA, Hoechst Celanese, PCR, 6.45%, 5/1/26 (3)	4,485	4,506
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/15 (4)	500	518
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/20 (4)	1,825	1,893
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/23 (4)	2,000	2,074
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/30 (4)	5,000	5,143

Greater Richmond Convention Center., 5.00%, 6/15/24 (4)	4,795	4,973
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/26	3,000	3,392
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/28	6,000	6,707
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 11/1/34	3,300	3,746
Hanover County Economic Dev. Auth., Bon Secours Health VRDN, 0.04%, 11/1/25	3,300	3,300
Hanover County Economic Dev. Auth., Covenant Woods 5.00%, 7/1/47	2,485	2,492
Hanover County IDA, Bon Secours Health, 6.375%, 8/15/18 (4)	565	616
Henrico County, GO, 4.00%, 8/1/28	420	453
Henrico County, Public Improvement 5.00%, 12/1/25 (Prerefunded 12/1/18) (1)	1,250	1,467
Henrico County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/30	6,685	7,417
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/37	4,065	4,120
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/42	3,595	3,617
Henrico County Economic Dev. Auth., Collegiate School 5.25%, 4/15/32	4,350	4,907
Henrico County IDA, Bon Secours Health, 6.00%, 8/15/16 (4)	2,180	2,299
Henrico County IDA, Bon Secours Health, 6.25%, 8/15/20 (4)	1,750	1,993
Henrico County Water & Sewer, 4.75%, 5/1/27	4,535	5,056
Henrico County Water & Sewer, 5.00%, 5/1/36 (Prerefunded 5/1/16) (1)	5,000	5,394
Hopewell, Water & Sewer, 5.00%, 7/15/42	4,050	4,470
Hopewell IDA, Smurfit-Stone Container Corp., EC 5.25%, 6/1/15	2,000	—
Isle of Wight County, GO, 5.00%, 7/1/43	3,230	3,623
James City County, 5.00%, 12/15/27 (Prerefunded 12/15/15) (1)	4,705	4,998
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 2.00%, 10/1/48	753	15

James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 6.00%, 6/1/43	2,328	2,041
Lexington IDA, Kendal at Lexington, 5.50%, 1/1/37	2,300	2,332
Lexington IDA, V.M.I. Dev. Board, 5.00%, 12/1/36	6,325	7,105
Lexington IDA, Washington & Lee Univ., 4.75%, 1/1/43	1,225	1,342
Lexington IDA, Washington & Lee Univ., 5.00%, 1/1/43	6,725	7,520
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	4,000	4,008
Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.02%, 6/1/43	6,900	6,900
Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.03%, 2/15/38	1,600	1,600
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/24 (Prerefunded 1/1/15) (1)(4)	1,415	1,439
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/29	1,355	1,374
Louisa IDA, Virginia Electric & Power, PCR 1.50%, 11/1/35 (Tender 12/1/14)	2,500	2,503
Manassas Park Economic Dev. Auth., 5.00%, 7/15/20	640	704
Manassas Park Economic Dev. Auth., 6.00%, 7/15/35	3,495	3,985
New Port CDA, Special Assessment, 5.60%, 9/1/36	995	568
Newport News, 5.00%, 3/1/21 (Prerefunded 3/1/17) (1)	2,000	2,229
Newport News Economic Dev. Auth., 5.25%, 1/15/21 (Prerefunded 1/15/16) (1)	1,335	1,424
Norfolk, Capital Improvement, 5.00%, 4/1/28 (Prerefunded 4/1/17) (1)	5,000	5,583
Norfolk, GO, 4.00%, 10/1/15	2,010	2,094
Norfolk Airport Auth., 5.00%, 7/1/20	1,385	1,596
Norfolk Airport Auth., 5.00%, 7/1/21	1,000	1,160
Norfolk Economic Dev. Auth., BBL ODU, 5.625%, 11/1/15 (3)	135	135
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3)	1,435	1,275
Norfolk Economic Dev. Auth., Sentara Health Care 5.00%, 11/1/43	5,225	5,845

Norfolk Parking, 5.00%, 2/1/25 (Prerefunded 2/1/15) (1)(4)	6,285	6,414
Norfolk Water, 5.00%, 11/1/28	1,730	2,026
Norfolk Water, 5.00%, 11/1/29	1,145	1,334
Norfolk Water, 5.00%, 11/1/31	1,035	1,195
Norfolk Water, 5.00%, 11/1/42	12,735	14,086
Peninsula Ports Auth., Virginia Baptist Homes, 5.25%, 12/1/21	1,200	1,192
Peninsula Ports Auth., Virginia Baptist Homes 5.375%, 12/1/26	1,350	1,325
Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33	1,000	929
Pittsylvania County, GO, 5.75%, 2/1/30	1,500	1,748
Portsmouth, GO, 5.25%, 7/15/21	1,300	1,524
Portsmouth, GO, 5.25%, 7/15/22	1,365	1,603
Portsmouth, GO, 5.25%, 7/15/24	525	614
Portsmouth, GO, 5.25%, 7/15/25	670	781
Portsmouth, Public Utility, GO, 4.00%, 7/15/17	1,000	1,096
Powhatan County, GO, 5.00%, 1/15/32	2,000	2,268
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32 (Prerefunded 7/1/15) (1)	2,515	2,618
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32	935	967
Richmond, Public Utilities, 5.00%, 1/15/28	1,000	1,146
Richmond, Public Utilities, 5.00%, 1/15/40	10,000	11,143
Richmond Metropolitan Auth., Expressway 5.25%, 7/15/22 (6)(7)	1,740	2,060
Richmond Metropolitan Auth., Expressway, Series A 5.25%, 7/15/22 (7)	5,235	5,952
Richmond Metropolitan Auth., Expressway, Series B 5.25%, 7/15/22 (7)	3,000	3,411
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/27 (5)	4,250	4,753
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/33	3,980	4,381
Roanoke Economic Dev. Auth., Carilion Clinic 6.125%, 7/1/17 (4)(6)	5,560	6,086

Roanoke Economic Dev. Auth., Lutheran Homes Brandon Oaks 6.625%, 12/1/44	3,900	4,286
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	8,000	8,396
Russell County IDA, Appalachian Power, PCR, 4.625%, 11/1/21	8,750	9,652
Spotsylvania County Water & Sewer, 5.00%, 6/1/24 (5)	2,575	2,666
Spotsylvania County Water & Sewer, 5.00%, 6/1/25 (5)	1,385	1,531
Spotsylvania County Water & Sewer, 5.00%, 6/1/26 (5)	1,450	1,602
Stafford County Economic Dev. Auth., Medicorp Health Mary Washington Healthcare, 5.25%, 6/15/24	1,000	1,031
Tobacco Settlement Fin. Corp., 5.625%, 6/1/37 (Prerefunded 6/1/15) (1)	1,000	1,042
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/47	5,025	3,383
Univ. of Virginia, 5.00%, 6/1/40	9,655	10,737
Virginia, GO, 5.00%, 6/1/17	4,000	4,492
Virginia, GO, 5.00%, 6/1/27	2,000	2,277
Virginia, GO, 5.00%, 6/1/30	320	362
Virginia College Building Auth., 21st Century, 4.75%, 2/1/27	6,810	7,488
Virginia College Building Auth., 21st Century, 4.75%, 2/1/29	2,050	2,300
Virginia College Building Auth., 21st Century, 5.00%, 2/1/26	1,860	2,139
Virginia College Building Auth., 21st Century, 5.00%, 2/1/29	3,000	3,408
Virginia College Building Auth., 21st Century, VRDN 0.03%, 2/1/26	8,090	8,090
Virginia College Building Auth., 21st Century, VRDN 0.03%, 2/1/26	1,500	1,500
Virginia College Building Auth., Public Higher Ed. Fin. Program 4.50%, 9/1/25	12,350	13,568
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/15	2,800	2,937
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16 (6)	50	55
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	950	1,039

Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/18	7,460	8,667
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/24 (Prerefunded 9/1/15) (1)	3,290	3,450
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26 (Prerefunded 9/1/18) (1)	45	52
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26	5,455	6,242
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28 (Prerefunded 9/1/18) (1)	45	52
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28	5,955	6,724
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/29	10,000	11,565
Virginia College Building Auth., Univ. of Richmond 4.00%, 3/1/42	8,000	8,370
Virginia College Building Auth., Washington & Lee Univ. 5.25%, 1/1/26 (4)	610	748
Virginia College Building Auth., Washington & Lee Univ. 5.25%, 1/1/31 (4)	5,900	7,375
Virginia College Building Auth., Washington & Lee Univ. 5.75%, 1/1/34	10,100	13,518
Virginia HDA, Multi-Family, 5.00%, 12/1/39	5,000	5,292
Virginia HDA, Multi-Family, 5.00%, 10/1/44	6,540	6,927
Virginia HDA, Multi-Family, 5.00%, 4/1/45	2,260	2,393
Virginia HDA, Multi-Family, 5.00%, 6/1/45	3,050	3,229
Virginia HDA, Multi-Family, 5.35%, 10/1/43	7,710	8,502
Virginia HDA, Multi-Family, 5.625%, 6/1/39	1,250	1,355
Virginia HDA, Multi-Family, 5.75%, 6/1/43	4,000	4,362
Virginia HDA, Single Family, 4.55%, 4/1/23 (3)	200	203
Virginia HDA, Single Family, 4.75%, 4/1/21 (3)	2,925	3,083
Virginia HDA, Single Family, 4.75%, 10/1/21 (3)	2,850	2,997
Virginia HDA, Single Family, 4.80%, 7/1/29 (3)	195	197

Virginia HDA, Single Family, 4.85%, 1/1/25 (3)	85	86
Virginia HDA, Single Family, 4.85%, 1/1/36 (3)	8,885	9,000
Virginia HDA, Single Family, 5.05%, 7/1/26 (3)	2,600	2,713
Virginia HDA, Single Family, 5.10%, 10/1/35 (3)	305	315
Virginia Port Auth., 5.00%, 7/1/35	3,500	3,993
Virginia Port Auth., 5.00%, 7/1/36	3,500	3,993
Virginia Public Building Auth., 5.00%, 8/1/17	1,000	1,127
Virginia Public Building Auth., 5.00%, 8/1/29 (Prerefunded 8/1/19) (1)	170	201
Virginia Public Building Auth., 5.00%, 8/1/29	1,580	1,821
Virginia Public Building Auth., 5.00%, 8/1/31 (Prerefunded 8/1/21) (1)	80	97
Virginia Public Building Auth., 5.00%, 8/1/31	10,845	12,651
Virginia Public Building Auth., 5.25%, 8/1/28	1,475	1,676
Virginia Public School Auth., 1997 Resolution, GO 4.50%, 8/1/37	1,475	1,548
Virginia Public School Auth., 1997 Resolution, GO 5.00%, 8/1/28	5,500	6,234
Virginia Public School Auth., 1997 Resolution, GO 5.25%, 8/1/33	1,000	1,124
Virginia Public School Auth., GO, 5.00%, 8/1/18	2,280	2,645
Virginia Resources Auth., Clean Water, 4.75%, 10/1/26	11,255	12,466
Virginia Resources Auth., Clean Water, 5.00%, 10/1/29	1,500	1,745
Virginia Resources Auth., Clean Water, 5.00%, 10/1/31	2,400	2,759
Virginia Resources Auth., Clean Water, Infrastructure Pooled Fin., 5.25%, 11/1/25	1,940	2,252
Virginia Resources Auth., Clean Water, Infrastructure Pooled Fin., Series B, 5.00%, 11/1/33 (Prerefunded 11/1/18) (1)	255	298
Virginia Resources Auth., Clean Water, Infrastructure Pooled Fin., Series B, 5.00%, 11/1/33	4,745	5,326
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/30	660	754

Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/31	3,390	3,917
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/36	4,665	5,305
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/40	4,775	5,309
Virginia Resources Auth., Infrastructure Pooled Fin. 5.125%, 11/1/38	490	553
Virginia Resources Auth., Infrastructure Pooled Fin. 5.25%, 11/1/25 (Prerefunded 11/1/18) (1)	60	71
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/33	1,910	2,155
Virginia Resources Auth., Infrastructure Pooled Fin., Series A 5.00%, 11/1/42	1,680	1,923
Virginia Resources Auth., Infrastructure Pooled Fin., Series A1 5.00%, 11/1/42	4,650	5,258
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 7/1/34 (3)	1,250	1,311
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (3)	8,825	9,133
Virginia Small Business Fin. Auth., Elizabeth River 6.00%, 1/1/37 (3)	6,500	7,330
Virginia Small Business Fin. Auth., Sentara Healthcare 4.50%, 11/1/25	2,100	2,267
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/40	6,155	6,672
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	1,155	1,203
Virginia Transportation Board, 5.00%, 5/15/25	3,740	4,014
Virginia Transportation Board, Capital Projects, 5.00%, 5/15/33	17,500	20,089
Virginia Transportation Board, Captal Projects, 4.75%, 5/15/35	14,500	15,976
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/16	1,250	1,368
Virginia Transportation Board, U.S. Route 58, 5.00%, 5/15/25	1,160	1,245

Washington County IDA, Mountain States Health Alliance 7.25%, 7/1/19	1,710	1,894
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	2,000	2,356
Winchester IDA, Valley Health, 5.00%, 1/1/44 (2)	5,250	5,793
Winchester IDA, Valley Health, 5.125%, 1/1/31	9,470	9,910
Winchester IDA, Valley Health, 5.625%, 1/1/44	3,550	3,893
Winchester IDA, Valley Health, 5.85%, 1/1/44 (Prerefunded 1/1/15) (1)	1,620	1,651
		853,610

DISTRICT OF COLUMBIA 9.0%

Metropolitan Washington Airports Auth., 5.00%, 10/1/22	5,550	6,460
Metropolitan Washington Airports Auth., 5.00%, 10/1/27 (3)	2,500	2,851
Metropolitan Washington Airports Auth., 5.00%, 10/1/28 (3)(8)	2,000	2,270
Metropolitan Washington Airports Auth., 5.00%, 10/1/35	7,375	8,362
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	16,715	18,156
Metropolitan Washington Airports Auth., Dulles Toll Road Zero Coupon, 10/1/41 (8)	2,000	2,276
Metropolitan Washington Airports Auth., Series A 5.00%, 10/1/29	1,500	1,718
Metropolitan Washington Airports Auth., Series B 5.00%, 10/1/29	7,230	8,246
Metropolitan Washington Airports Auth. 5.00%, 10/1/39	4,900	5,521
Metropolitan Washington Airports Auth. 5.625%, 10/1/39	15,500	17,625
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	5,300	6,169
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	5,670	6,568
		86,222

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $63,531,000 and $33,323,000, respectively, for the six months ended August 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 28, 2014, The fund had $11,417,000 of available capital loss carryforwards, which expire as follows: $3,176,000 in fiscal 2017, and $1,598,000 in fiscal 2018; $6,643,000 have no expiration.

At August 31, 2014, the cost of investments for federal income tax purposes was $889,954,000. Net unrealized gain/loss aggregated $61,180,000 at period-end, of which $64,948,000 related to appreciated investments and $3,768,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2014, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $99,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2014